================================================================================



                           THE CORNERSTONE STRATEGIC
                               RETURN FUND, INC.


















                                 ANNUAL REPORT
                               DECEMBER 31, 2001

================================================================================

CONTENTS

Letter to Shareholders ....................................................    1

Portfolio Summary .........................................................    4

Schedule of Investments ...................................................    5

Statement of Assets and Liabilities .......................................   10

Statement of Operations ...................................................   11

Statement of Changes in Net Assets ........................................   12

Financial Highlights ......................................................   13

Notes to Financial Statements .............................................   14

Report of Independent Accountants .........................................   18

Description of Dividend Reinvestment & Cash Purchase Plan .................   19

Additional Information Regarding the Fund's Directors and Officers ........   21

Summary of General Information ............................................   23

Shareholder Information ...................................................   23

Privacy Policy Notice .....................................................   24








================================================================================

LETTER TO SHAREHOLDERS

                                                                January 31, 2002

Dear Fellow Shareholder:

Our annual report for The Cornerstone Strategic Return Fund, Inc. (the "Fund") covering the year ended December 31, 2001 follows. At the end of the year, the Fund's net assets were $46.4 million and the Net Asset Value ("NAV") per share was $10.03. The discount from NAV at which the Fund's shares traded improved to 15.55% at the end of the year from 21.55% at the beginning. Investment focus changed to a much broader diversification in U.S. and non-U.S. equities. Clemente Capital, Inc. was replaced after the first quarter and shareholders approved the choice of Cornerstone Advisors, Inc. as investment manager at the Fund's annual meeting.

ECONOMIC AND MARKET SUMMARY

The year 2001 proved a very difficult one for investors as the market continued the decline that started in 2000. Even with the Federal Reserve's aggressive lowering of their benchmark short-term rate, earnings disappointments flooded the news and the economy stalled into recession in March. The tragic events of September 11th finally pushed markets into a tumultuous, but brief, free-fall.

An already weakened economy dropped further as the negative momentum accelerated in the third quarter in response to the tragic events of September 11th. The S&P 500 Index posted its biggest quarterly drop since the crash of 1987 at 14.9%, leaving this U.S. equity index down 21.2% for the first nine months of 2001. The sorry state of the economy was confirmed by a 1.3% quarterly decline in the U.S. Gross Domestic Product (GDP), the broadest gauge of economic health. Even an encouraging rebound in the fourth quarter still left the index down 13.0% for all of 2001. Most sectors returned double-digit losses with telecommunications, information technology, and utilities hit particularly hard. With recession dampening exports and currencies weakening against the U.S. dollar, most international markets fared even worse. The Morgan Stanley Capital International Europe Australasia Far East Index, representing developed global markets, tumbled 22.6% for the year.

Data covering the fourth quarter indicates some encouraging signs of recovery. The GDP increased 0.2% in this final quarter of 2001, defying economists' previous expectations for a decline of 1.0%. Nevertheless, this still left GDP up only 1.1% for the year, a weak performance not seen since the 0.5% decline in 1991, in the midst of the last recession. Fourth quarter economic activity was aided by rising government spending, as the war on terrorism continued, as well as by continuing strong consumer spending on items such as automobiles. Government spending grew 9.2%, the biggest rise in fifteen years. Total consumer spending jumped 5.4%, with durable goods purchases rising a sizzling 38.4%, the largest increase since 1986. As a result, companies saw their inventories drop by an amazing $120.6 billion in the quarter, the largest decline ever recorded. Unlike households, businesses continued to keep a tight rein on spending. Plant and equipment expenditures dove 12.8% in the fourth quarter, which followed a drop of 8.5% in the third quarter.



================================================================================

PORTFOLIO PERFORMANCE

In this challenging environment, the Fund posted a -16.63% total return on NAV for the year. By comparison, the S&P 500 Index fell 13.0% during the same period. The Fund's portfolio shifted to reduce international equity exposure and to more broadly diversify its holdings in U.S. equities. These moves proved beneficial as the Fund avoided much of the adverse currency impact from the strong U.S. dollar and began to recover from sharp losses in the first quarter.

Positive performance from a number of areas helped this recovery. Large positions in the retail sector finished positively for both the second half and for the year. In spite of a generally disappointing year for information technology, a number of the larger positions in this sector produced solid gains.

OUTLOOK

At its just completed meeting, the Federal Reserve was impressed enough by positive signs in the economy that it terminated a year-long series of reductions in its benchmark rate. Policymakers did, however, reiterate their warning that economic weakness, rather than inflation, remains the main concern for the U.S. economy in the near term.

There is increasing evidence that the economy may have bottomed out and will begin to see recovery in the first half of 2002. Last quarter's unprecedented depletion of business inventories bodes well for a rebound. Companies will need to ramp up production significantly to replace these depleted goods, helping to fuel GDP growth for future quarters. Unemployment is likely to edge up slightly in the first quarter of 2002, possibly to 5.9%, the highest level in almost seven years, even as the rate of job losses slows and the economic outlook continues to brighten. This expected bottoming out of job losses should be a firm signal that the recession has ended and economic recovery is firmly at hand.

It is apparent that the stock market record of the past few years continues to support time-tested principles of equity investing. We are confident that our strategies, which are consistent and conservative, will prove their worth over time. We believe that our approach involving a long-term perspective with an emphasis on broad diversification, balanced asset allocation and liquidity, and our current U.S. equity focus, are appropriate for the shareholders of our Fund. The Board continues to emphasize using the Fund's unique advantages to enhance long-term capital appreciation. Under the Board's leadership:

     - The investment manager was able to use the investment flexibility given by the stockholders to broaden the diversification of the Fund's holdings, particularly in U.S. equities.

     - The program of repurchasing the Fund's shares has continued. Through December 31, 2001, a total of 1,247,511 shares had been bought by the Fund, representing 21.22% of the shares outstanding at the start of the program. In effect, this repurchasing of shares at a discount allows the Fund to purchase its portfolio at below market prices. It has provided a direct benefit to those remaining as shareholders by increasing the Fund's NAV per share. It has also provided additional liquidity for those shareholders desiring to sell their Fund shares.






================================================================================

LETTER TO SHAREHOLDERS (CONCLUDED)

     - The level of expenses has been substantially reduced and, even with the lower level of assets, the expense ratio has dropped. An emphasis on cost control, changes in service providers, and fee waivers by the investment manager all helped to keep costs lower than in the past. We expect that continued efforts will provide even more benefits.

We believe that our highly diversified portfolio will enable The Cornerstone Strategic Return Fund, Inc. to produce excellent returns for the long-term investor. We know you have a choice, we thank you for your support, and we look forward to continuing to serve you in the future.

Sincerely,



/s/ RALPH W. BRADSHAW
---------------------
Ralph W. Bradshaw
Chairman



















================================================================================

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

TOP TEN, BY SECTOR
                                                                    Percent of
           Sector                                                   Net Assets
--------------------------------------------------------------------------------
   1.      Drugs (Major Pharmaceuticals)                              10.3
--------------------------------------------------------------------------------
   2.      Manufacturing (Diversified)                                 7.3
--------------------------------------------------------------------------------
   3.      Insurance (Property-Casualty)                               5.1
--------------------------------------------------------------------------------
   4.      Oil (International Integrated)                              4.5
--------------------------------------------------------------------------------
   5.      Computers (Software & Services)                             4.4
--------------------------------------------------------------------------------
   6.      Foods                                                       4.3
--------------------------------------------------------------------------------
   7.      Broadcasting (TV, Radio, Cable)                             4.1
--------------------------------------------------------------------------------
   8.      Banks (Money Center)                                        3.8
--------------------------------------------------------------------------------
   9.      Computers (Hardware)                                        3.6
--------------------------------------------------------------------------------
   10.     Services (Data Processing)                                  3.5
--------------------------------------------------------------------------------



TOP TEN HOLDINGS, BY ISSUER
                                                                      Percent of
           Holding                              Sector                Net Assets
--------------------------------------------------------------------------------
   1.      General Electric Co.      Manufacturing (Diversified)         3.9
--------------------------------------------------------------------------------
   2.      Microsoft Corp.         Computers (Software & Services)       3.4
--------------------------------------------------------------------------------
   3.      Home Depot, Inc. (The)      Retail (Home Shopping)            3.1
--------------------------------------------------------------------------------
   4.      Wal-Mart Stores, Inc.        Retail (Discounters)             2.7
--------------------------------------------------------------------------------
   5.      Citigroup Inc.            Insurance (Property-Casualty)       2.5
--------------------------------------------------------------------------------
   6.      American International
              Group, Inc.            Insurance (Property-Casualty)       2.2
--------------------------------------------------------------------------------
   7.      Intel Corp.                Electronics (Semiconductors)       2.2
--------------------------------------------------------------------------------
   8.      SYSCO Corp.                          Foods                    2.1
--------------------------------------------------------------------------------
   9.      International Business
              Machines Corp.             Computers (Hardware)            2.1
--------------------------------------------------------------------------------
   10.     Bonton AS                 Broadcasting (TV, Radio, Cable)     2.0
--------------------------------------------------------------------------------




================================================================================



--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                            No. of        Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------

EQUITY SECURITIES - 99.43%
BERMUDA - 1.01%
  CAPITAL GOODS - 1.01%
   MANUFACTURING (DIVERSIFIED) - 1.01%
   Tyco International Ltd. ...........................
    (cost - $366,800) ................................        8,000     $471,200
                                                                        --------

CANADA - 0.22%
   BASIC MATERIALS - 0.22%
   ALUMINUM - 0.12%
   Alcan Inc. ........................................        1,500       53,895
                                                                        --------

   GOLD & PRECIOUS METALS - 0.10%
   Barrick Gold Corp. ................................        2,000       31,900
   Placer Dome Inc. ..................................        1,500       16,365
                                                                        --------
                                                                          48,265
                                                                        --------
   Total Basic Materials .............................                   102,160
                                                                        --------
   Total Canada (cost - $114,017) ....................                   102,160
                                                                        --------

CZECH REPUBLIC - 2.01%
   CONSUMER STAPLES - 2.01%
   BROADCASTING (TV, RADIO, CABLE) - 2.01%
   Bonton AS (cost - $894,867)*+ .....................       68,590      932,781
                                                                        --------

FRANCE - 1.39%
   CONSUMER STAPLES - 1.39%
   FOODS - 1.39%
   Groupe Danone, ADR (cost - $730,725) ..............       27,000      646,650
                                                                        --------

GERMANY - 0.61%
   FINANCIAL - 0.61%
   INSURANCE (LIFE & HEALTH) - 0.61%
   Allianz AG (cost - $348,624) ......................       12,000      283,200
                                                                        --------

NETHERLANDS - 1.71%
   CONSUMER STAPLES - 0.32%
   FOODS - 0.32%
   Unilever NV, NY Shares ............................        2,600      149,786
                                                                        --------

   ENERGY - 1.39%
   OIL (INTERNATIONAL INTEGRATED) - 1.08%
   Royal Dutch Petroleum Co., NY Shares ..............       10,200      500,004
                                                                        --------

   OIL & GAS (EXPLORATION & PRODUCTION) - 0.31%
   Schlumberger Ltd. .................................        2,600      142,870
                                                                        --------
   Total Energy ......................................                   642,874
                                                                        --------
   Total Netherlands (cost - $881,989) ...............                   792,660
                                                                        --------




                                                            No. of        Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------

PANAMA - 0.17%
   CONSUMER STAPLES - 0.17%
   ENTERTAINMENT - 0.17%
   Carnival Corp. (cost - $77,167) ...................        2,800     $ 78,624
                                                                        --------

UNITED KINGDOM - 0.61%
   COMMUNICATION SERVICES - 0.61%
   TELECOMMUNICATIONS (CELLULAR) - 0.61%
   Vodafone Group plc, ADR
    (cost - $454,300) ................................       11,000      282,480
                                                                        --------

UNITED STATES - 91.70%
   BASIC MATERIALS - 1.99%
   Aluminum - 0.31%
   Alcoa Inc. ........................................        4,000      142,200
                                                                        --------

   CHEMICALS (DIVERSIFIED) - 1.04%
   Dow Chemical Co. (The) ............................        4,200      141,876
   E.I. du Pont de Nemours & Co. .....................        4,800      204,048
   Praxair, Inc. .....................................        2,500      138,125
                                                                        --------
                                                                         484,049
                                                                        --------

   PAPER & FOREST PRODUCTS - 0.64%
   International Paper Co. ...........................        2,300       92,805
   Kimberly-Clark Corp. ..............................        2,500      149,500
   Weyerhaeuser Co. ..................................        1,000       54,080
                                                                        --------
                                                                         296,385
                                                                        --------
   Total Basic Materials .............................                   922,634
                                                                        --------

   CAPITAL GOODS - 8.76%
   AEROSPACE/DEFENSE - 0.56%
   Boeing Co. (The) ..................................        3,900      151,242
   Raytheon Co. ......................................        3,300      107,151
                                                                        --------
                                                                         258,393
                                                                        --------

   ELECTRICAL EQUIPMENT - 0.45%
   JDS Uniphase Corp.+ ...............................        4,700       41,031
   Motorola, Inc. ....................................        9,100      136,682
   Solectron Corp.+ ..................................        2,900       32,712
                                                                        --------
                                                                         210,425
                                                                        --------

   MACHINERY (DIVERSIFIED) - 1.31%
   Illinois Tool Works Inc. ..........................        9,000      609,480
                                                                        --------



================================================================================
                                 See accompanying notes to financial statements.

                                                                               5



--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                                            No. of        Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------

   MANUFACTURING (DIVERSIFIED) - 6.25%
   Dover Corp. .......................................        9,000   $  333,630
   General Electric Co. ..............................       45,700    1,831,656
   Honeywell International Inc. ......................       16,000      541,120
   Masco Corp. .......................................        2,100       51,450
   United Technologies Corp. .........................        2,200      142,186
                                                                      ----------
                                                                       2,900,042
                                                                      ----------

   WASTE MANAGEMENT - 0.19%
   Waste Management, Inc. ............................        2,800       89,348
                                                                      ----------
   Total Capital Goods ...............................                 4,067,688
                                                                      ----------

   CLOSED-END FUNDS - 0.58%
   CLOSED-END DOMESTIC FUNDS - 0.58%
   John Hancock Bank & Thrift Opportunity Fund .......       32,700      270,102
                                                                      ----------

   COMMUNICATION SERVICES - 4.98%
   TELECOMMUNICATIONS (CELLULAR) - 0.44%
   AT&T Wireless Services Inc.+ ......................        5,567       79,998
   CIENA Corp.+ ......................................        1,500       21,465
   Sprint Corp. (PCS Group)+ .........................        4,300      104,963
                                                                      ----------
                                                                         206,426
                                                                      ----------

   TELECOMMUNICATIONS (LONG DISTANCE) - 1.09%
   AT&T Corp. ........................................       17,300      313,822
   Sprint Corp. ......................................        4,100       82,328
   WorldCom, Inc. (WorldCom Group)+ ..................        8,000      112,640
                                                                      ----------
                                                                         508,790
                                                                      ----------

   TELEPHONE - 3.45%
   BellSouth Corp. ...................................        8,900      339,535
   SBC Communications Inc. ...........................       16,800      658,056
   Verizon Communications Inc. .......................       12,700      602,742
                                                                      ----------
                                                                       1,600,333
                                                                      ----------
   Total Communication Services ......................                 2,315,549
                                                                      ----------

   CONSUMER CYCLICALS - 9.03%
   AUTO PARTS & EQUIPMENT - 0.08%
   Delphi Automotive Systems Corp. ...................        2,600       35,516
                                                                      ----------

   AUTOMOBILES - 0.57%
   Ford Motor Co. ....................................        9,100      143,052
   General Motors Corp. ..............................        2,500      121,500
                                                                      ----------
                                                                         264,552
                                                                      ----------



                                                            No. of        Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------

   CONSUMER (JEWELRY, NOVELTIES) - 0.07%
   Mattel, Inc. ......................................        2,000   $   34,400
                                                                      ----------

   PUBLISHING (NEWSPAPERS) - 1.16%
   Gannett Co., Inc. .................................        8,000      537,840
                                                                      ----------

   RETAIL (BUILDING SUPPLIES) - 0.36%
   Lowe's Companies, Inc. ............................        3,600      167,076
                                                                      ----------

   RETAIL (DISCOUNTERS) - 3.04%
   Kmart Corp.+ ......................................        2,200       12,012
   Target Corp. ......................................        4,100      168,305
   Wal-Mart Stores, Inc. .............................       21,400    1,231,570
                                                                      ----------
                                                                       1,411,887
                                                                      ----------

   RETAIL (HOME SHOPPING) - 3.08%
   Home Depot, Inc. (The) ............................       28,000    1,428,280
                                                                      ----------

   RETAIL (SPECIALTY) - 0.08%
   Staples, Inc.+ ....................................        2,100       39,270
                                                                      ----------

   RETAIL (SPECIALTY-APPAREL) - 0.18%
   Gap, Inc. (The) ...................................        4,000       55,760
   Limited, Inc. (The) ...............................        2,000       29,440
                                                                      ----------
                                                                          85,200
                                                                      ----------

   SERVICES (COMMERCIAL & CONSUMER) - 0.27%
   Cendant Corp.+ ....................................        3,600       70,596
   PerkinElmer, Inc. .................................        1,500       52,530
                                                                      ----------
                                                                         123,126
                                                                      ----------

   TEXTILES (APPAREL) - 0.14%
   Reebok International Ltd.+ ........................        2,500       66,250
                                                                      ----------
   Total Consumer Cyclicals ..........................                 4,193,397
                                                                      ----------

   CONSUMER STAPLES - 12.27%
   BEVERAGES (ALCOHOLIC) - 0.41%
   Anheuser-Busch Companies, Inc. ....................        4,200      189,882
                                                                      ----------

   BEVERAGES (NON-ALCOHOLIC) - 1.93%
   Coca-Cola Co. (The) ...............................       12,100      570,515
   PepsiCo, Inc. .....................................        6,700      326,223
                                                                      ----------
                                                                         896,738
                                                                      ----------


================================================================================
See accompanying notes to financial statements.

6



--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                                            No. of        Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------

   BROADCASTING (TV, CABLE, RADIO) - 2.11%
   AOL Time Warner Inc.+ .............................       21,500   $  690,150
   Clear Channel Communications, Inc.+ ...............        2,700      137,457
   Comcast Corp., Special Class A+ ...................        4,300      154,800
                                                                      ----------
                                                                         982,407
                                                                      ----------

   DISTRIBUTORS (FOOD & HEALTH) - 0.20%
   Costco Wholesale Corp.+ ...........................        2,100       93,198
                                                                      ----------

   ENTERTAINMENT - 1.20%
   Viacom Inc., non-voting Class B+ ..................        8,000      353,200
   Walt Disney Co. (The ) ............................        9,800      203,056
                                                                      ----------
                                                                         556,256
                                                                      ----------

   FOODS - 2.55%
   Archer-Daniels-Midland Co. ........................        3,150       45,203
   ConAgra Foods, Inc. ...............................        2,500       59,425
   Sara Lee Corp. ....................................        3,700       82,251
   SYSCO Corp. .......................................       38,000      996,360
                                                                      ----------
                                                                       1,183,239
                                                                      ----------

   PERSONAL CARE - 1.72%
   Colgate-Palmolive Co. .............................        2,600      150,150
   Gillette Co. (The) ................................        5,000      167,000
   Procter & Gamble Co. (The) ........................        6,100      482,693
                                                                      ----------
                                                                         799,843
                                                                      ----------
   RESTAURANTS - 0.35%
   McDonald's Corp. ..................................        6,100      161,467
                                                                      ----------

   RETAIL (DRUG STORES) - 0.34%
   Walgreen Co. ......................................        4,700      158,202
                                                                      ----------

   RETAIL (FOOD CHAINS) - 0.39%
   Kroger Co. (The)+ .................................        3,900       81,393
   Safeway Inc.+ .....................................        2,400      100,200
                                                                      ----------
                                                                         181,593
                                                                      ----------

   TOBACCO - 1.07%
   Philip Morris Companies Inc. ......................       10,800      495,180
                                                                      ----------
   Total Consumer Staples ............................                 5,698,005
                                                                      ----------




                                                            No. of        Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------

   ENERGY - 5.16%
   OIL (DOMESTIC INTEGRATED) - 1.78%
   Exxon Mobil Corp. .................................       21,000   $  825,300
                                                                      ----------

   OIL (INTERNATIONAL INTEGRATED) - 3.38%
   ChevronTexaco Corp. ...............................        8,702      779,786
   Conoco Inc. .......................................       28,000      792,400
                                                                      ----------
                                                                       1,572,186
                                                                      ----------
   TOTAL ENERGY ......................................                 2,397,486
                                                                      ----------

   FINANCIAL - 16.56%
   BANKS (MAJOR REGIONAL) - 2.38%
   AmSouth Bancorp ...................................        1,800       34,020
   Bank One Corp. ....................................        5,400      210,870
   BB&T Corp. ........................................        2,000       72,220
   Fifth Third Bancorp ...............................        2,600      160,108
   Mellon Financial Corp. ............................        2,300       86,526
   National City Corp. ...............................        2,800       81,872
   Northern Trust Corp. ..............................        1,100       66,242
   PNC Financial Services Group ......................        1,400       78,680
   SouthTrust Corp. ..................................        1,600       39,472
   State Street Corp. ................................        1,600       83,600
   U.S. Bancorp ......................................        9,100      190,463
                                                                      ----------
                                                                       1,104,073
                                                                      ----------

   BANKS (MONEY CENTER) - 3.83%
   Bank of America Corp. .............................        7,500      472,125
   Bank of New York Co., Inc. (The) ..................        3,400      138,720
   FleetBoston Financial Corp. .......................        5,000      182,500
   J.P. Morgan Chase & Co. ...........................        8,100      294,435
   KeyCorp ...........................................        2,000       48,680
   SunTrust Banks, Inc. ..............................        1,500       94,050
   Wachovia Corp. ....................................        6,600      206,976
   Wells Fargo & Co. .................................        7,800      338,910
                                                                      ----------
                                                                       1,776,396
                                                                      ----------

   CONSUMER FINANCE - 1.15%
   American Express Co. ..............................        6,100      217,709
   Capital One Financial Corp. .......................        1,000       53,950
   Household International, Inc. .....................        2,200      127,468
   MBNA Corp. ........................................        3,900      137,280
                                                                      ----------
                                                                         536,407
                                                                      ----------


================================================================================
                                 See accompanying notes to financial statements.

                                                                               7



--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001(CONTINUED)
--------------------------------------------------------------------------------

                                                            No. of        Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------

   DIVERSIFIED - 2.39%
   Fannie Mae ........................................        4,800   $  381,600
   Freddie Mac .......................................        3,300      215,820
   Morgan Stanley Dean Witter & Co. ..................        9,200      514,648
                                                                      ----------
                                                                       1,112,068
                                                                      ----------

   INSURANCE (BROKERS) - 0.45%
   Hartford Financial Services Group, Inc. (The) .....        1,100       69,113
   Marsh & McLennan Companies, Inc. ..................        1,300      139,685
                                                                      ----------
                                                                         208,798
                                                                      ----------

   INSURANCE (LIFE & HEALTH) - 0.37%
   AFLAC Inc. ........................................        2,500       61,400
   MetLife, Inc. .....................................        3,500      110,880
                                                                      ----------
                                                                         172,280
                                                                      ----------

   INSURANCE (PROPERTY-CASUALTY) - 5.09%
   Allstate Corp. (The) ..............................        3,500      117,950
   American International Group, Inc. ................       12,931    1,026,722
   Cigna Corp. .......................................          800       74,120
   Citigroup Inc. ....................................       22,700    1,145,896
                                                                      ----------
                                                                       2,364,688
                                                                      ----------

   INVESTMENT BANKING & BROKERAGE - 0.61%
   Charles Schwab Corp. (The) ........................        6,100       94,367
   Merrill Lynch & Co., Inc. .........................        3,600      187,632
                                                                      ----------
                                                                         281,999
                                                                      ----------

   SAVINGS & LOANS - 0.29%
   Washington Mutual, Inc. ...........................        4,050      132,435
                                                                      ----------
   Total Financial ...................................                 7,689,144
                                                                      ----------

   HEALTHCARE - 12.64%
   BIOTECHNOLOGY - 0.58%
   Amgen Inc.+ .......................................        4,800      270,912
                                                                      ----------
   Drugs (Generic) - 0.20%
   McKesson Corp. ....................................        2,500       93,500
                                                                      ----------




                                                            No. of        Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------


   DRUGS (MAJOR PHARMACEUTICALS) - 10.25%
   Abbott Laboratories ...............................        7,700   $  429,275
   American Home Products Corp. ......................        6,100      374,296
   Bristol-Myers Squibb Co. ..........................       17,600      897,600
   Eli Lilly & Co. ...................................        5,300      416,262
   Johnson & Johnson .................................       12,600      744,660
   Merck & Co., Inc. .................................       10,500      617,400
   Pfizer Inc. .......................................       19,800      789,030
   Pharmacia Corp. ...................................        6,000      255,900
   Schering-Plough Corp. .............................        6,600      236,346
                                                                      ----------
                                                                       4,760,769
                                                                      ----------

   HOSPITAL MANAGEMENT - 0.22%
   HCA Inc. ..........................................        2,600      100,204
                                                                      ----------
   MEDICAL PRODUCTS - 1.39%
   Medtronic, Inc. ...................................       12,000      614,520
   Zimmer Holdings, Inc.+ ............................          960       29,318
                                                                      ----------
                                                                         643,838
                                                                      ----------
   Total Healthcare ..................................                 5,869,223
                                                                      ----------

   TECHNOLOGY - 17.34%
   COMMUNICATION EQUIPMENT - 0.55%
   Avaya Inc.+ .......................................           17          202
   Corning Inc. ......................................        4,300       38,356
   Lucent Technologies Inc. ..........................        7,000       44,030
   QUALCOMM Inc.+ ....................................        3,400      171,700
                                                                      ----------
                                                                         254,288
                                                                      ----------

   COMPUTERS (HARDWARE) - 3.59%
   Dell Computer Corp.+ ..............................       11,600      315,288
   Hewlett-Packard Co. ...............................        8,800      180,752
   International Business Machines Corp. .............        8,200      991,872
   Sun Microsystems, Inc.+ ...........................       14,600      180,164
                                                                      ----------
                                                                       1,668,076
                                                                      ----------

   COMPUTERS (NETWORKING) - 1.27%
   Cisco Systems, Inc.+ ..............................       32,500      588,575
                                                                      ----------

   COMPUTERS (SOFTWARE & SERVICES) - 4.44%
   Computer Associates International, Inc. ...........        2,700       93,123
   Microsoft Corp.+ ..................................       23,900    1,583,853
   Oracle Corp.+ .....................................       24,500      338,345
   Yahoo! Inc.+ ......................................        2,500       44,350
                                                                      ----------
                                                                       2,059,671
                                                                      ----------




================================================================================
See accompanying notes to financial statements.

8



--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                            No. of        Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------


   ELECTRONICS (COMPONENT DISTRIBUTION) - 0.31%
   Emerson Electric Co. ..............................        2,000   $  114,200
   Sanmina-SCI Corp.+ ................................        1,500       29,850
                                                                      ----------
                                                                         144,050
                                                                      ----------
   ELECTRONICS (SEMICONDUCTORS) - 2.82%
   Intel Corp. .......................................       31,800    1,000,110
   Texas Instruments Inc. ............................        7,500      210,000
   Xilinx, Inc.+ .....................................        2,600      101,530
                                                                      ----------
                                                                       1,311,640
                                                                      ----------
   EQUIPMENT (SEMICONDUCTORS) - 0.81%
   Applied Materials, Inc.+ ..........................        7,000      280,700
   Linear Technology Corp. ...........................        2,500       97,600
                                                                      ----------
                                                                         378,300
                                                                      ----------
   SERVICES (DATA PROCESSING) - 3.55%
   Automatic Data Processing, Inc. ...................       14,000      824,600
   Electronic Data Systems Corp. .....................       12,000      822,600
                                                                      ----------
                                                                       1,647,200
                                                                      ----------
   Total Technology ..................................                 8,051,800
                                                                      ----------

   TRANSPORTATION - 0.14%
   AIRLINES - 0.14%
   Southwest Airlines Co. ............................        3,500       64,680
                                                                      ----------

   UTILITIES - 2.25%
   ELECTRIC COMPANIES - 1.74%
   AES Corp. (The)+ ..................................        2,500       40,875
   American Electrical Power Co., Inc. ...............        3,000      130,590
   Dominion Resources, Inc. ..........................        1,200       72,120
   Duke Energy Corp. .................................        3,600      141,336
   Exelon Corp. ......................................        2,500      119,700
   Reliant Energy, Inc. ..............................        3,200       84,864
   Southern Co. (The) ................................        3,200       81,120
   TXU Corp. .........................................        1,200       56,580
   Xcel Energy, Inc. .................................        3,000       83,220
                                                                      ----------
                                                                         810,405
                                                                      ----------
   NATURAL GAS - 0.35%
   El Paso Corp. .....................................        2,300      102,603
   Williams Companies, Inc. (The) ....................        2,300       58,696
                                                                      ----------
                                                                         161,299
                                                                      ----------




                                                            No. of        Value
Description                                                 Shares      (Note A)
--------------------------------------------------------------------------------
   POWER PRODUCTS (INDEPENDENT) - 0.16%
   Calpine Corp.+ ....................................        3,000   $   50,370
   Mirant Corp.+ .....................................        1,500       24,030
                                                                      ----------
                                                                          74,400
                                                                      ----------
   Total Utilities ...................................                 1,046,104
                                                                      ----------
   Total United States
     (cost - $44,922,797) ............................                42,585,812
                                                                      ----------
   Total Equity Securities
     (cost - $48,791,286) ............................                46,175,567
                                                                      ----------


                                                        Principal
                                                         Amount
                                                        (000's)
   Short-Term Investment - 0.69%
   Repurchase Agreement - 0.69%
   Bear, Stearns & Co. Inc.
     (Agreement dated 12/31/01 to be
      repurchased at $322,465), 1.65%, 01/02/02
      (cost - $322,436) (Note F)                          $322          322,436
                                                                      ----------
   TOTAL INVESTMENTS - 100.12%
      (cost - $49,113,722) (Notes A, C)                              46,498,003
   LIABILITIES IN EXCESS OF CASH AND
      OTHER ASSETS - (0.12)%                                            (57,890)
                                                                     ----------
   NET ASSETS - 100.00%                                             $46,440,113
                                                                    ===========

-----------
        *       Not readily marketable security (See Note A).
        +       Non-income producing security.
        ADR     American Depositary Receipts.

================================================================================
                                 See accompanying notes to financial statements.


--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $49,113,722) (Note A) .............    $ 46,498,003
Cash collateral received for securities loaned (Note E) .......         403,806
Dividends receivable ..........................................          44,501
Prepaid expenses ..............................................           2,496
                                                                   ------------
Total Assets ..................................................      46,948,806
                                                                   ------------
LIABILITIES
Payables:
        Upon return of securities loaned (Note E) .............         403,806
        Investment management fees (Note B) ...................           4,221
        Other accrued expenses ................................         100,666
                                                                   ------------
Total Liabilities .............................................         508,693
                                                                   ------------

NET ASSETS (applicable to 4,630,536 shares of
   common stock outstanding) ..................................    $ 46,440,113
                                                                   ============

NET ASSET VALUE PER SHARE ($46,440,113 / 4,630,536)                      $10.03
                                                                   ============

NET ASSETS CONSISTS OF

Capital stock, $0.001 par value;
   4,630,536 shares outstanding (100,000,000
   shares authorized) .........................................    $      4,631
Paid-in capital ...............................................      73,872,773
Cost of 1,188,211 shares repurchased ..........................     (11,891,456)
Accumulated net realized loss on investments ..................     (12,930,116)
Net unrealized depreciation in value of
   investments and translation of other
   assets and liabilities denominated in
   foreign currency ...........................................      (2,615,719)
                                                                   ------------
Net assets applicable to shares outstanding ...................    $ 46,440,113
                                                                   ============

================================================================================
See accompanying notes to financial statements.


--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT LOSS
Income (Note A):
        Dividends ...........................................      $    575,552
        Interest ............................................            25,679
        Less: Foreign taxes withheld ........................            (4,344)
                                                                   ------------
        Total Investment Income .............................           596,887
                                                                   ------------

Expenses:
        Investment management fees (Note B) .................           496,827
        Audit and legal fees (Note B) .......................           201,928
        Administration fees .................................            72,708
        Directors' fees .....................................            68,342
        Printing ............................................            55,175
        NYSE listing fees ...................................            26,500
        Accounting fees .....................................            20,992
        Transfer agent fees .................................            11,679
        Custodian fees ......................................            11,019
        Insurance ...........................................             7,908
        Other ...............................................             7,208
                                                                   ------------
        Total Expenses ......................................           980,286
        Less: Fees paid indirectly (Note B) .................           (75,381)
        Less: Management fee waivers (Note B) ...............           (73,434)
                                                                   ------------
                Net Expenses ................................           831,471
                                                                   ------------
        Net Investment Loss .................................          (234,584)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized loss from investments ..........................       (12,881,037)
Net change in unrealized depreciation
   in value of investments and translation
   of other assets and liabilities
   denominated in foreign currency ..........................         2,927,931
                                                                   ------------
Net realized and unrealized loss on investments and
   foreign currency related transactions ....................        (9,953,106)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........      $(10,187,690)
                                                                   ============

================================================================================
                                 See accompanying notes to financial statements.



--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            For the Years Ended
                                                                 December 31,
                                                          ----------------------
                                                           2001            2000
                                                          -------        -------

DECREASE IN NET ASSETS
Operations:
        Net investment loss ........................   $   (234,584)   $   (182,645)
        Net realized gain/(loss) on investments
          and foreign currency related transactions     (12,881,037)      1,611,516
        Net change in unrealized depreciation in
          value of investments and translation of
          other assets and liabilities denominated
          in foreign currency ......................      2,927,931     (11,891,540)
                                                       ------------    ------------


                Net decrease in net assets resulting
                    from operations ................    (10,187,690)    (10,462,669)
                                                       ------------    ------------


Distributions to shareholders (Note A):
        Net realized gain on investments ...........           --           (45,157)
                                                       ------------    ------------


Capital share transactions (Note D):
        Cost of 249,600 and 912,211 shares
          repurchased, respectively ................     (2,095,878)     (9,491,224)
                                                       ------------    ------------


        Total decrease in net assets ...............    (12,283,568)    (19,999,050)
                                                       ------------    ------------

NET ASSETS
Beginning of year ..................................     58,723,681      78,722,731
                                                       ------------    ------------


End of year ........................................   $ 46,440,113    $ 58,723,681
                                                       ============    ============

================================================================================
See accompanying notes to financial statements.
12

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                  For the Period
                                                   For the Years Ended          September 1, 1999
                                                       December 31,                  through

                                                   2001              2000        December 31, 1999+
                                               -----------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of period .......   $     12.03        $     13.59   $       13.34

Net investment income/(loss) ...............         (0.05)#            (0.03)#         (0.06)#
Net realized and unrealized gain/(loss)
on investments and foreign currency
related transactions .......................         (2.06)             (2.05)           0.28

Net increase/(decrease) in net assets
from operations ............................         (2.11)             (2.08)           0.22

Dividends and distributions to shareholders:
        Net investment income ..............          --                 --             --
        Net realized gain on investments ...          --                (0.01)          --
        Paid-in capital in excess of par ...          --                 --             --

Total dividends and distributions to
shareholders ...............................          --                (0.01)          --

Capital share transactions:
Anti-dilutive effect due to capital stock
repurchased ................................          0.11               0.53            0.03
Dilutive effect of rights offering .........          --                 --              --

Net asset value, end of period .............   $     10.03        $     12.03     $     13.59

Market value, end of period ................   $      8.470       $     9.438     $    11.875

Total investment return (a) ................        (10.26)%            (20.4)%           5.6%


RATIOS/SUPPLEMENTAL
DATA
Net assets, end of period (000 omitted) ....   $    46,440        $    58,724     $    78,723
Ratio of expenses to average net assets,
     net of fee waivers ....................          1.67%(c)           2.06%           2.28%(b)
Ratio of expenses to average net assets,
     excluding fee waivers, if any .........          1.97%(d)           2.06%           2.28%(b)
Ratio of expenses to average net assets,
     net of fee waivers but excluding fees
paid indirectly, if any ....................          1.83%              --              --
Ratio of net investment income/(loss) to
     average net assets ....................         (0.47)%            (0.25)%         (1.37)%(b)
Portfolio turnover rate ....................         62.36%               132%             18%





                                                                                                                    For the Period
                                                                                                                 September 30, 1994*
                                                          For the Fiscal Years Ended August 31,   through

                                                  1999                1998            1997            1996          August 31, 1995
                                              --------------------------------------------------------------------------------------


PERFORMANCE
Net asset value, beginning of period .......   $     11.93        $     16.05     $     17.23     $      13.13     $     13.77**

Net investment income/(loss) ...............          0.25               0.10           (0.14)           (0.07)           0.29
Net realized and unrealized gain/(loss)
on investments and foreign currency
related transactions .......................          2.16              (4.08)          (0.54)            5.35           (0.83)

Net increase/(decrease) in net assets
from operations ............................          2.41              (3.98)          (0.68)            5.28           (0.54)

Dividends and distributions to shareholders:
        Net investment income ..............         (0.23)             (0.07)             --            (0.25)          (0.10)
        Net realized gain on investments ...         (0.67)             (0.07)          (0.50)             --              --
        Paid-in capital in excess of par ...         (0.10)              --                --              --              --

Total dividends and distributions to
shareholders ...............................         (1.00)             (0.14)          (0.50)           (0.25)          (0.10)

Capital share transactions:
Anti-dilutive effect due to capital stock
repurchased ................................          --                 --              --               --              --
Dilutive effect of rights offering .........          --                 --               --             (0.93)           --

Net asset value, end of period .............   $     13.34        $     11.93     $     16.05     $      17.23     $     13.13

Market value, end of period ................   $    11.250        $     8.063     $    13.625     $     14.750     $    12.125

Total investment return (a) ................          51.3%             (40.1)%          (4.5)%           32.2%          (12.8)%


RATIOS/SUPPLEMENTAL
DATA
Net assets, end of period (000 omitted) ....   $    78,423        $    70,127     $    94,322     $    101,274     $    57,880
Ratio of expenses to average net assets,
     net of fee waivers ....................          2.19%              2.09%           2.09%            2.14%           2.39%(b)
Ratio of expenses to average net assets,
     excluding fee waivers, if any .........          2.19%              2.09%           2.09%            2.14%           2.39%(b)
Ratio of expenses to average net assets,
     net of fee waivers but excluding fees
paid indirectly, if any ....................          --                 --              --               --              --
Ratio of net investment income/(loss) to
     average net assets ....................          1.94%              0.65%          (0.87)%          (0.51)%          2.41%(b)
Portfolio turnover rate ....................            73%                73%             56%              42%          20.39%

     *    Commencement of investment operations.
     ** Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering cost of $0.25 per share.
     + In December 1999, the Board of Directors changed the Fund's fiscal year-end from August to December.
     #    Based on average shares outstanding.
     (a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts.
     (b)  Annualized.
     (c)  Expenses are net of fees paid indirectly.
     (d)  Expenses exclude fees paid indirectly.

================================================================================
                                 See accompanying notes to financial statements.
                                                                              13

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Cornerstone Strategic Return Fund, Inc. (the "Fund") was incorporated in Maryland on March 3, 1994 and commenced investment operations on September 30, 1994. As a result of a Meeting of Stockholders held on June 27, 2000, the Fund, formerly known as The Central European Value Fund, Inc., changed its name and investment objective. Its investment objective is to seek long-term capital appreciation by investing in securities of U.S. and non-U.S. issuers. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2001, the Fund held 2.01% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $894,867 and a fair value of $932,781. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the New York Stock Exchange is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the sellers agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund "Manager" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone monitors the daily mark to market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying collateral.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.



================================================================================

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes. For U.S. federal income tax purposes, realized capital losses incurred after October 31, 2001 within the current fiscal year are deemed to arise on the first day of the following fiscal year. The Fund elected to defer such capital losses of $104,995. The Fund has a capital loss carryforward of $12,825,121 which expires in 2009. Differences between capital loss carryforwards on a book and tax basis primarily relate to timing of the recognition of gains for the U.S. federal income tax purposes. There is no undistributable ordinary income on a tax basis.

The Fund may be subject to foreign withholding taxes with respect to its foreign investment securities, if any.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryforwards, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 2001, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net investment loss of $234,748 to paid-in capital.




================================================================================

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

NOTE B. AGREEMENTS

At the Annual Meeting of Stockholders of the Fund held on April 19, 2001, stockholders approved a new investment management agreement by and between Cornerstone and the Fund. As a result, Cornerstone commenced its performance of the investment management services with respect to the Fund's portfolio securities.

Effective April 19, 2001, Cornerstone serves as the Fund's investment manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund an annual fee, retroactive to April 1, 2001, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. Cornerstone has voluntarily agreed to limit the Fund's annual operating expenses (excluding interest, taxes, brokerage commissions, expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) to 1.65% (on an annualized basis) of the Fund's average net assets for the fiscal period from April 19, 2001 through December 31, 2001. For the period April 19, 2001 through December 31, 2001, Cornerstone earned $360,349 for investment management services of which Cornerstone waived $73,434.

For the period January 1, 2001 through March 31, 2001, portfolio securities were managed by Clemente Capital, Inc. ("Clemente"). As compensation for its advisory services, Clemente received from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. For this period, Clemente earned $136,478.

Included in the Statement of Operations, under the caption Fees paid indirectly, are expense offsets of $75,381 arising from credits earned on portfolio transactions executed with a broker, pursuant to a directed brokerage arrangement.

The Fund paid or accrued approximately $126,000 for the year ended December 31, 2001 for legal services to Spitzer & Feldman P.C., counsel to the Fund. Mr. Westle, a partner of the firm, serves as secretary of the Fund.

At December 31, 2001, pursuant to regulatory filings, a single shareholder and his affiliates owned approximately 22% of the outstanding shares of the Fund based on a Schedule 13G/A filing made with the Securities and Exchange Commission on February 15, 2002.

NOTE C. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2001 was $49,113,722. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $2,615,719 was composed of gross appreciation of $1,615,668 for those investments having and excess of value over cost and gross depreciation of $4,231,387 for those investments having an excess of cost over value.

For the year ended December 31, 2001, purchases and sales of securities, other than short-term investments, were $30,673,092 and $32,644,714, respectively.


================================================================================

--------------------------------------------------------------------------------
THE CORNERSTONE STRATEGIC RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


NOTE D. SHARE REPURCHASE PROGRAM

On October 19, 1999, the Fund announced that it will repurchase its shares of capital stock on a continuous basis whenever the Fund's shares are trading at more than a nominal discount to net asset value. For the year ended December 31, 2001, the Fund repurchased 249,600 of its shares for a total cost of $2,095,878 at a weighted average discount of 20.20% from net asset value. The discount of the individual repurchases ranged from 15.48% - 25.84%. The Fund reclassified 59,300 retired repurchased shares with a cost of $549,468 to paid-in capital. For the year ended December 31, 2000, the Fund repurchased 912,211 of its shares for a total cost of $9,491,224 at a weighted average discount of 22.53% from net asset value. The discount of the individual repurchases ranged from 10.03% - 28.23%. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of its forgoing objectives, subject to review by the Board of Directors. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws, with the shares repurchased as of April 1, 2001 held in treasury.

NOTE E. SECURITIES LENDING

To generate additional income, the Fund may lend up to 10% of its portfolio assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers and the related collateral received at December 31, 2001 was $385,558 and $403,806, respectively. Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Government and Agency securities.

During the year ended December 31, 2001, the Fund earned $1,892 in securities lending income which is included under the caption Interest in the Statement of Operations.

NOTE F. COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at December 31, 2001.

                           Principal
                            Amount    Interest             Accrued Market
Issuer                     (000's)      Rate      Maturity    Interest    Value
------                     -------      ----      --------    --------    -----

United States
        Treasury Bond        $320      3.625%     04/15/28     2,449   $329,047
                                                                       ========

================================================================================

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of The Cornerstone Strategic Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Cornerstone Strategic Return Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provided a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 18, 2002


================================================================================

--------------------------------------------------------------------------------
DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)
--------------------------------------------------------------------------------




Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment & Cash Purchase Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer & Trust Co. (the "Agent") at 59 Maiden Lane, New York, NY 10038. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the NYSE or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.

Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open Market


================================================================================

--------------------------------------------------------------------------------
DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)
                                                                     (CONCLUDED)
--------------------------------------------------------------------------------



Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.




================================================================================

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------



Name and                      Position(s)         Principal Occupation                         Position With
Address (Age)                 Held with Fund      Over Last 5 Years                            Fund Since
--------------------------------------------------------------------------------------------------------------


Ralph W. Bradshaw* (51)       Chairman of the     President, Director and Shareholder of       1999; current
One West Pack Square          Board of Directors  Cornerstone Advisors, Inc.; Financial        term ends at
Suite 1650                    and President       Consultant; Vice President, Deep             the 2004
Asheville, NC 28801                               Discount Advisors, Inc. (1993-1999);         Annual
                                                  Director of The Austria Fund, Inc.,          Meeting.
                                                  EIS Fund, Inc., Cornerstone Strategic
                                                  Value Fund, Inc., Progressive Return
                                                  Fund, Inc. and The SmallCap Fund.

Thomas H. Lenagh (79)         Director            Chairman of the Board of Inrad Corp.;        2001; current
13 Allen's Corner Rd.                             Independent Financial Adviser; Director      term ends at
Flemington, NJ 08822                              of Progressive Return Fund, Inc.,            the 2003
                                                  Cornerstone Strategic Value Fund, Inc.,      Annual
                                                  Gintel Fund, The Adams Express Company,      Meeting.
                                                  Petroleum and Resources Corporation and
                                                  ICN Pharmaceuticals International.

Edwin Meese III (70)          Director            Distinguished Fellow, The Heritage           1999; current
The Heritage Foundation                           Foundation, Washington D.C.; Distinguished   term ends at
214 Massachusetts Ave NE                          Visiting Fellow at the Hoover Institution,   the 2002
Washington D.C. 20002                             Stanford University; Distinguished Senior    Annual
                                                  Fellow at the Institute of United States     Meeting.
                                                  Studies, University of London; Formerly
                                                  U.S. Attorney General under President
                                                  Ronald Reagan; Director of Progressive
                                                  Return Fund, Inc., Cornerstone Strategic
                                                  Value Fund, Inc. and Perregrine Corporation
                                                  (2001).

Scott B. Rogers (46)          Director            Chief Executive Officer, Asheville Buncombe  1999; current
30 Cumberland Ave.                                Community Christian Ministry; President,     term ends at
Asheville, NC 28801                               ABCCM Doctor's Medical Clinic; Director,     the 2004
                                                  Southeastern Jurisdiction Urban Networkers;  Annual
                                                  Director, A-B Vision Board, Appointee, NC    Meeting.
                                                  Governor's Commission on Welfare to Work;
                                                  Chairman and Director, Recycling Unlimited;
                                                  Director, Interdenominational Ministerial
                                                  Alliance; Director of Progressive Return Fund,
                                                  Inc., Cornerstone Strategic Value Fund, Inc.,
                                                  and EIS Fund, Inc.



====================================================================================================================

                                                                                                                   21



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS (unaudited) (Concluded)
--------------------------------------------------------------------------------


Name and                      Position(s)         Principal Occupation                         Position With
Address (Age)                 Held with Fund      Over Last 5 Years                            Fund Since
--------------------------------------------------------------------------------------------------------------

Andrew A. Strauss (48)        Director            Attorney and senior member of Strauss &      1999; current
77 Central Avenue                                 Associates, P.A., Attorneys, Asheville and   term ends at
Suite F                                           Hendersonville, NC; previous President of    the 2003
Asheville, NC 28801                               White Knight Healthcare, Inc. and LMV        Annual
                                                  Leasing, Inc., a wholly owned subsidiary of  Meeting.
                                                  Xerox Credit Corporation; Director of
                                                  Progressive Return Fund, Inc., Cornerstone
                                                  Strategic Value Fund, Inc., EIS Fund, Inc.,
                                                  Memorial Mission Hospital Foundation and
                                                  Deerfield Episcopal Retirement Community.

Glenn W. Wilcox, Sr. (70)     Director            Chairman of the Board and Chief Executive    1999; current
One West Pack Square                              Officer of Wilcox Travel Agency; Director,   term ends at
Suite 1700                                        Champion Industries, Inc.; Chairman of       the 2002
Asheville, NC 28801                               Tower Associates, Inc. (a real estate        Annual
                                                  venture); Member of the Board of Wachovia    Meeting.
                                                  Corp.; Board Trustee and Chairman,
                                                  Appalachian State University; Board Trustee
                                                  and Director, Mars Hill College; Director of
                                                  Progressive Return Fund, Inc., Cornerstone
                                                  Strategic Value Fund, Inc., and EIS Fund, Inc.

Gary A. Bentz (45)            Vice President      Director and Shareholder of Cornerstone      2001
One West Pack Square          and Treasurer       Advisors, Inc.; Independent Financial,
Suite 1650                                        Accounting, Investment Consultant and
Asheville, NC 28801                               Certified Public Accountant; Vice President,
                                                  Deep Discount Advisors, Inc. (1993-2000);
                                                  Director of The Austria Fund, Inc.; Director,
                                                  Vice President and Treasurer of EIS Fund, Inc.;
                                                  Vice President and Treasurer of Progressive
                                                  Return Fund, Inc. and Cornerstone Strategic
                                                  Value Fund, Inc.

Thomas R. Westle (48)         Secretary           Partner, Spitzer & Feldman P.C. (May 1998 -  2000
405 Park Avenue                                   present) prior thereto; a Partner at Battle
New York, NY 10022                                Fowler LLP.


--------------------------------------------------------------------------------
* Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940. Mr. Bradshaw is an interested person of the Fund by virtue of his current position as Chairman of the Board of Directors and Investment Manager of the Fund.



================================================================================
22

--------------------------------------------------------------------------------
SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

The Fund - The Cornerstone Strategic Return Fund, Inc. is a closed-end, non-diversified investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek long-term capital appreciation primarily through investment in equity securities of companies listed in the United States. The Fund is managed by Cornerstone Advisors, Inc.


--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The Fund is listed on the New York Stock Exchange (symbol "CRF"). The share price is published in: The New York Times (daily) under the designation "CrnstStrR" and The Wall Street Journal (daily) and Barron's (each Monday) under the designation "CrnrstStraFd." The net asset value per share is published under "Closed-End Funds" each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's under the designation "CstnStrRtn."


--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Cornerstone Strategic Return Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------












================================================================================
                                                                              23

--------------------------------------------------------------------------------
PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

The following is a description of The Cornerstone Strategic Return Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

May 2001








================================================================================
24

                      This page left intentionally blank.

                  The Cornerstone Strategic Return Fund, Inc.

================================================================================

DIRECTORS AND CORPORATE OFFICERS

Ralph W. Bradshaw                            Chairman of the Board of
                                             Directors and President
Thomas H. Lenagh                             Director
Edwin Meese III                              Director
Scott B. Rogers                              Director
Andrew A. Strauss                            Director
Glenn W. Wilcox, Sr.                         Director
Gary A. Bentz                                Vice President and Treasurer
Thomas R. Westle                             Secretary

INVESTMENT MANAGER                           SHAREHOLDER SERVICING AGENT
Cornerstone Advisors, Inc.                   American Stock Transfer & Trust Co.
One West Pack Square                         59 Maiden Lane
Suite 1650                                   New York, NY 10038
Asheville, NC 28801
                                             INDEPENDENT ACCOUNTANTS
ADMINISTRATOR                                PricewaterhouseCoopers LLP
Bear Stearns Funds                           Two Commerce Square
        Management Inc.                      Philadelphia, PA 19103
383 Madison Avenue
New York, NY 10179                           LEGAL COUNSEL
                                             Spitzer & Feldman P.C.
CUSTODIAN                                    405 Park Avenue
Custodial Trust Company                      New York, NY 10022
101 Carnegie Center
Princeton, NJ 08540

EXECUTIVE OFFICES
383 Madison Avenue
New York, NY 10179

For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (212) 272-2093.




                                      CRF
                                     LISTED
                                    NYSE(r)














This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.